CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 24, 2016

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Registrant’s telephone number, including area code:
(713) 996-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 24, 2016, after an extensive evaluation process, DXP Enterprises, Inc. (“the Company”) engaged Hein & Associates LLP (“Hein”) to serve as its independent registered public accounting firm for fiscal 2016, replacing Grant Thornton LLP (“Grant Thornton”). The selection effectively dismisses Grant Thornton as the Company’s independent registered public accounting firm. The change in accountants was approved by the Company’s Audit Committee and did not result from any dissatisfaction with the quality of professional services rendered by Grant Thornton.

The audit reports of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company’s financial statements for the fiscal years ended December 31, 2015 and December 31, 2014 and the subsequent interim period through May 24, 2016, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Attached as Exhibit 16.1 is a copy of Grant Thornton’s letter addressed to the SEC relating to the statements made by the Company in this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to May 24, 2016, the Company did not consult with Hein regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit option that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by Hein that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

The following exhibits are included herein:

16.1	Letter of Grant Thornton LLP to the SEC dated May 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)

By:	/s/Mac McConnell
Mac McConnell
Senior Vice President/Finance and Chief Financial Officer

Dated: May 24, 2016